UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2020

PLAYA HOTELS & RESORTS N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	1-38012	98-1346104
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Prins Bernhardplein 200 1097 JB Amsterdam, the Netherlands		Not Applicable
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: Tel: +31 20 571 12 02

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Ordinary Shares, €0.10 par value	PLYA	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Playa Hotels & Resorts N.V. (the “Company”) held its annual general meeting of shareholders (the “AGM”) on Thursday June 25, 2020, at 11:00 a.m., Central European Summer Time, in Amsterdam, the Netherlands. At the AGM, the shareholders approved an amendment to the Company’s Articles of Association to remove the ability to issue bearer shares (the “Amendment”). A copy of the Deed of Amendment to the Articles of Association effectuating the Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The results of the matters voted upon at the AGM are set forth below.

(1)	The following nominees were elected as directors to serve one-year terms:

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Bruce D. Wardinski[1]	115,138,485	3,416,175	39,034	3,398,052
Richard B. Fried	115,048,058	3,532,971	12,665	3,398,052
Gloria Guevara	115,478,273	3,103,678	11,743	3,398,052
Charles Floyd	115,469,918	3,110,985	12,791	3,398,052
Hal Stanley Jones	116,108,276	2,472,620	12,798	3,398,052
Elizabeth Lieberman	115,801,118	2,780,935	11,641	3,398,052
Karl Peterson	114,734,066	3,846,911	12,717	3,398,052
Christopher W. Zacca	114,570,816	4,010,768	12,110	3,398,052

[1]	All nominees were elected as non-executive directors except for Mr. Wardinski, who was elected as sole executive director.

(2)	The shareholders approved the adoption of the Company’s Dutch Statutory Annual Accounts for the fiscal year ended December 31, 2019:

Votes For	Votes Against	Abstain	Broker Non-Votes
121,922,421	11,591	57,734	—

(3)	The shareholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2020:

Votes For	Votes Against	Abstain	Broker Non-Votes
121,928,752	16,498	46,496	—

(4)	The shareholders approved the instruction to Deloitte Accountants B.V. for the audit of the Company’s Dutch Statutory Annual Accounts for the fiscal year ending December 31, 2020:

Votes For	Votes Against	Abstain	Broker Non-Votes
121,932,931	10,454	48,361	—

(5)	The shareholders approved the discharge of our directors from liability for the year ended December 31, 2019:

Votes For	Votes Against	Abstain	Broker Non-Votes
115,479,170	3,096,013	18,511	3,398,052

(6)	The shareholders approved the authorization of the board of directors to acquire shares in the capital of the Company:

Votes For	Votes Against	Abstain	Broker Non-Votes
121,233,352	85,574	672,820	—

(7)	The shareholders approved the Amendment:

Votes For	Votes Against	Abstain	Broker Non-Votes
118,570,647	7,959	15,088	3,398,052

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Deed of Amendment to Articles of Association

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAYA HOTELS & RESORTS N.V.

Date: June 26, 2020	By:	/s/ Ryan Hymel
Ryan Hymel
Chief Financial Officer